UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2024

WORTHINGTON STEEL, INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-41830	92-2632000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Old Wilson Bridge Road
Columbus, Ohio		43085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 614 840-3462

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 21, 2024, Worthington Steel, Inc. (“we,” “us,” “our,” “the Company” and “the registrant”) issued a news release (the “Financial News Release”) reporting results for the three months ended February 29, 2024 (the third quarter of fiscal 2024) and the nine months ended February 29, 2024. A copy of the Financial News Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

We conducted a conference call on March 22, 2024, to discuss our unaudited financial results for the third quarter of fiscal 2024 and addressed certain matters related to our outlook for the fourth quarter of fiscal 2024. A copy of the transcript of the conference call is included herewith as Exhibit 99.2 and is incorporated herein by reference.

We have included both financial measures prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and non-GAAP financial measures in the Financial News Release and the conference call to provide investors with additional information that we believe allows for increased comparability of the performance of our ongoing operations from period to period. Please see the Financial News Release for further explanations of why we use the non-GAAP financial measures and the reconciliations to the most comparable GAAP financial measures.

The information contained in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or incorporate the information by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 20, 2024, the Compensation Committee of our Board of Directors approved special shareholder wealth creation and leadership retention performance share (“Performance Shares”) awards for Geoffrey G. Gilmore, our President and Chief Executive Officer, John B. Blystone, our Executive Chairman, Jeff R. Klingler, our Executive Vice President and Chief Operating Officer and and Timothy A. Adams, our Vice President and Chief Financial Officer to be granted on April 1, 2024. The awards are in recognition of the executives’ key roles in our separation from Worthington Enterprises, Inc., the outstanding efforts associated with our post-separation transition into an independent company, for executive retention and shareholder alignment. The awards are subject to the terms of the Worthington Steel, Inc. 2023 Long-Term Incentive Plan (“2023 LTIP”) and the Performance Share Award Agreement (“Award Agreement”). Each award gives the participant the right to receive our common shares if the vesting conditions set forth in the Award Agreement are satisfied.

The Performance Shares will vest if both a performance-based vesting condition (“Performance Condition”) and a time-based vesting condition (“Retention Condition”) are satisfied. Under the Performance Condition, our annualized absolute total shareholder return (“Annualized ATSR”) during the three-year period beginning on April 1, 2024 and ending on March 31, 2027 (“Performance Period”) must exceed a threshold level in order to be satisfied. If the Performance Condition is satisfied, the number of Performance Shares that become eligible to vest will correspond to our actual Annualized ATSR results, as measured from the threshold level of Annualized ATSR to a maximum level of Annualized ATSR. Achievement at the threshold level results in 50% of the target number of Performance Shares becoming eligible to vest, and achievement at the maximum level results in 150% of the target number of Performance Shares becoming eligible to vest (with results between the threshold and maximum levels determined by straight-line interpolation).

The Retention Condition requires the participant to remain continuously employed by us through the third, fourth and fifth anniversaries of the award grant date. Any Performance Shares that become eligible to vest under the Performance Condition will vest in one-third increments on each of the third, fourth and fifth anniversaries of the award grant date if the corresponding Retention Condition is satisfied.

Participants do not have the right to vote any Performance Shares. Amounts equal to dividends on our common shares will accrue on the Performance Shares and be paid upon vesting.

In limited circumstances, the Performance Shares may vest before the Performance Condition and/or each Retention Condition is met. If the participant’s employment terminates due to death or disability during the Performance Period, the Performance Shares will vest on the last day of the Performance Period, if at all, based on the extent to which the Performance Condition is met. If the participant’s employment terminates due to death or disability after the Performance Period, any outstanding Performance Shares that were eligible to vest as a result of meeting the Performance Condition will vest. If the participant’s employment is terminated by us without cause or by the participant upon an adverse change in the terms of the participant’s employment, as each is described in the Award Agreement, within two years following a chance in control, as defined in the 2023 LTIP, the Performance Shares will vest as of the date of the change in control at the greater of the target level or at the level determined by actual performance. If the participant’s employment is terminated by us without cause after the Performance Condition is met, but before all Retention

Conditions are met, any outstanding Performance Shares that were eligible to vest as a result of meeting the Performance Condition will vest.

The dollar value of the Performance Share award (at the target level) for Mr. Gilmore is $2,500,000, for Mr. Blystone is $1,000,000, for Mr. Klingler is $750,000 and for Mr. Adams is $700,000. The actual number of Performance Shares granted (at the target level) will be determined by dividing the dollar value at the target level by the closing price of our common shares on April 1, 2024.

This description of the Performance Shares and the Award Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the 2023 LTIP and the form of the Award Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated into this report by reference in its entirety.

Item 8.01 Other Events.

On March 21, 2024, we issued a news release (the “Dividend Release”) reporting that our Board of Directors declared a quarterly cash dividend of $0.16 per common share. The dividend was declared on March 21, 2024, and is payable on June 28, 2024, to our shareholders of record at the close of business on June 14, 2024. A copy of the Dividend Release is filed herewith as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Form of Special Performance Share Retention Award Agreement under the Worthington Steel, Inc. 2023 Long-Term Incentive Plan
99.1	News Release of Worthington Steel, Inc. issued on March 21, 2024 (Financial News Release)
99.2	Transcript of Worthington Steel, Inc. Earnings Conference Call for Third Quarter of Fiscal 2024 held on March 22, 2024
99.3	News Release of Worthington Steel, Inc. issued on March 21, 2024 (Dividend Release)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON STEEL, INC.

Date:	March 26, 2024	By:	/s/ Joseph Y. Heuer
Joseph Y. Heuer Vice President - General Counsel and Secretary